UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2019

TRICIDA, INC. (Exact name of Registrant as specified in its charter)

Delaware	001-38558	46-3372526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7000 Shoreline Court
Suite 201
South San Francisco, CA 94080
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 429-7800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Tricida, Inc., Annual Incentive Plan

On February 20, 2019, the Compensation Committee of the Board of Directors (the “Board”) of Tricida, Inc. (the “Company”) approved the Tricida, Inc. Annual Incentive Plan (the “Plan”). A copy of the Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Plan provides for cash incentive awards to executive officers based on the achievement of performance goals for performance periods commencing on or after January 1, 2019. All executive officers of the Company are eligible to be designated for participation in the Plan. The Compensation Committee administers the Plan and will designate the eligible employees who will participate in the Plan for a specified performance period and the applicable performance goals and payment terms with respect to each performance period.

Item 8.01	Other Events

The Board has determined that, subject to any adjournments or postponements, the Company’s first annual meeting of stockholders (the “2019 Annual Meeting”) is expected to be held on Friday, May 31, 2019, commencing at 9:00 a.m. Pacific Time. The 2019 Annual Meeting is to be held at the Company’s offices located at 7000 Shoreline Court, Suite 201, South San Francisco, California 94080, and stockholders of record as of April 5, 2019 would be entitled to notice of, and to vote at, the meeting. A proxy statement with information regarding the business and voting procedures for the Annual Meeting will be distributed to stockholders prior to the meeting.

Deadline for Rule 14a-8 Stockholder Proposals

Under the Securities and Exchange Commission’s proxy rules, the Company has set the deadline for submission of proposals to be included in the proxy materials for the 2019 Annual Meeting as March 8, 2019. Accordingly, in order for a stockholder proposal to be considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting, the proposal must be received by the Company’s Secretary at Tricida, Inc., 7000 Shoreline Court, Suite 201, South San Francisco, CA 94080 on or before March 8, 2019, and comply with the procedures and requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934.

Advance Notice Deadline for Director Nominations and Other Stockholder Proposals

In accordance with the Company’s bylaws, for director nominations or stockholder proposals to be brought before the upcoming annual meeting of stockholders, other than Rule 14a-8 proposals described above, written notice must be delivered no later than March 4, 2019 by mailing such proposals to Tricida, Inc., 7000 Shoreline Court, Suite 201, South San Francisco, California 94080, Attn: Corporate Secretary. Such notices must also comply with the requirements of the Company’s bylaws and other applicable law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
Exhibit 10.1	Tricida, Inc. Annual Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2019	TRICIDA, INC.

	By:	/s/ Geoffrey M. Parker
	Name:	Geoffrey M. Parker
	Title:	Chief Financial Officer and Senior Vice President